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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 25, 2001 relating to the financial statements and financial statement schedule, which appears in Varian, Inc.'s Annual Report on Form 10-K for the year ended September 28, 2001.







/s/ PricewaterhouseCoopers LLP
-------------------------------------
PricewaterhouseCoopers LLP




San Jose, California
February 7, 2002